Bank Owned Life Insurance and Annuities	12 Months Ended
Dec. 31, 2018
Bank Owned Life Insurance and Annuities [Abstract]
Bank Owned Life Insurance and Annuities

9.  Bank Owned Life Insurance and Annuities

The Company holds bank-owned life insurance (“BOLI”) and deferred annuities with a combined cash value of $15,938,000 and $14,972,000 at December 31, 2018 and 2017, respectively. As annuitants retire, the deferred annuities may be converted to payout annuities to create payment streams that match certain post-retirement liabilities. The net increase in cash surrender value on the BOLI and annuities was $966,000 and $341,000 in 2018 and 2017, respectively, while the cash surrender value decreased in 2016 by $274,000; the net change resulting from the addition of BOLI acquired through acquisition, proceeds from life insurance claim payments, premium payments and earnings recorded as non-interest income. The contracts are owned by the Bank in various insurance companies. The crediting rate on the policies varies annually based on the insurance companies’ investment portfolio returns in their general fund and market conditions. Changes in cash value of BOLI and annuities in 2018 and 2017 are shown below:

(Dollars in thousands)	Life	Deferred
	Insurance	Annuities	Total
Balance as of January 1, 2017	$14,198	433	$14,631
Earnings	285	16	301
Premiums on existing policies	27	13	40
Balance as of December 31, 2017	14,510	462	14,972
Earnings	277	18	295
Premiums on existing policies	25	13	38
Annuity payments received	1	-	1
BOLI acquired through acquisition	632	-	632
Balance as of December 31, 2018	$15,445	$493	$15,938